UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2019

Edesa Biotech, Inc.
(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court Markham, Ontario, Canada L3R 5H6
(Address of Principal Executive Offices)

(905) 475-1234
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Capital Market

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2019, Edesa Biotech, Inc. (the “Company”) received written consents from shareholders holding an aggregate of 5,122,379 of the Company’s outstanding common shares, representing 68.3% of the Company’s 7,504,468 outstanding common shares, approving the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”). The 2019 Plan was previously approved and recommended for shareholder approval by the Company’s Board of Directors on October 16, 2019 and amends and restates the Company’s 2017 Incentive Compensation Plan (the “Old Plan”). Adoption of the 2019 Plan required approval of the Company’s Board of Directors (“Board”) and the affirmative vote of shareholders representing a majority of the Company’s outstanding voting securities.

Following the approval of the 2019 Plan, the number of common shares available for issuance under the 2019 Plan is 800,000 shares, plus any shares remaining available for delivery under the Old Plan. Under the 2019 Plan, the Company is authorized to grant options, restricted shares and restricted share units (RSUs) to any of its officers, directors, employees, and consultants and those of its subsidiaries and other designated affiliates.

The 2019 Plan is to be administered by the Compensation Committee of the Board (the “Committee”), except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board.

This summary is qualified in its entirety by the full text of the 2019 Plan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07
Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 is incorporated by reference into this Item 5.07

Item 9.01
Financial Statements and Exh ibits.

(d) Exhibits

Exhibit No.	Description

10.1*	2019 Equity Incentive Compensation Plan.

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: October 25, 2019	By:	/s/ Kathi Niffenegger
	Name:	Kathi Niffenegger
	Title:	Chief Financial Officer